UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 16, 2021
(Date of earliest event reported)

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

207-878-2770
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2021 Annual Meeting of Stockholders of the Company was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Wednesday, June 16, 2021, at 3:00 p.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 29, 2021.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program.

3.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program.

4.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2021.

At the Annual Meeting, there were present in person or by proxy 5,613,461 shares of the Company’s common stock, representing more than 72% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 29, 2021:

	For	Withheld	Broker Non-votes
Gloria J. Basse	3,151,408	304,045	2,158,008
Michael F. Brigham	3,148,688	306,765	2,158,008
Bobbi Jo Brockmann	3,148,267	307,186	2,158,008
David S. Cunningham	3,011,799	443,654	2,158,008
Steven T. Rosgen	3,152,609	302,844	2,158,008
David S. Tomsche	3,040,363	415,090	2,158,008
Paul R. Wainman	3,152,608	302,845	2,158,008

On the basis of this vote, each of the seven nominees was elected to one-year terms as Directors of the Company.

2.	To approve a nonbinding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
3,078,983	45,245	331,225	2,158,008

89% of the shares voting on this item in person or by proxy, and 39.8% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the nonbinding advisory resolution on the Company’s executive compensation program was approved.

3.	To approve a nonbinding advisory vote on the frequency of future nonbinding advisory votes on the Company’s executive compensation program:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-votes
3,182,194	23,538	228,363	21,358	2,158,008

92% of the shares voting on this item in person or by proxy, and 41.1% of the Company’s outstanding shares, voted in favor of every year. On the basis of this vote, the nonbinding advisory vote to approve a nonbinding advisory vote on the Company’s executive compensation program every year received a plurality of the votes and was approved. In light of this vote, the Company intends to include a stockholder vote on the compensation of executives in its proxy materials each year at least until the next nonbinding advisory vote on the frequency of shareholder votes on the compensation of executives.

4.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2021:

For	Against	Abstain	Broker Non-votes
5,543,272	12,684	57,505	0

99% of the shares voting on this item in person or by proxy, and 71.7% of the Company’s outstanding shares, voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2021 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer
and Principal Financial Officer

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